UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2014

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1230 Peachtree Street, NE, Suite 600

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (404) 446-2052

1230 Peachtree Street, NE, Suite 1000

Atlanta, GA 30309

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On June 13, 2014, Streamline Health Solutions, Inc. (the “Company”) issued a press release announcing fourth quarter and fiscal year end 2013 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 12, 2014, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1).  The NASDAQ letter, which the Company expected, was issued because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2014 with the Securities and Exchange Commission (“SEC”).  This notification was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing or trading of the Company’s common stock on NASDAQ.

As previously disclosed, on May 2, 2014, the Company received a letter from NASDAQ stating that the Company was not in compliance with NASDAQ Listing Rule 5250(c)(1) because the Company did not timely file its Annual Report on Form 10-K for the year ended January 31, 2014 with the SEC.  On June 13, 2014, the Company filed this Form 10-K with the SEC.

If the Company is unable to file the Form 10-Q for the quarter ended April 30, 2014 with the SEC by July 1, 2014, the Company will submit a plan to NASDAQ on that date to regain compliance with NASDAQ Listing Rule 5250(c)(1).  In the event the Company submits a compliance plan, NASDAQ can grant the Company up to 180 calendar days from the initial due date of the Form 10-K, or October 28, 2014, to regain compliance with this listing rule.

On June 16, 2014, the Company issued a press release announcing the receipt of the NASDAQ listing compliance letter.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated June 13, 2014, regarding Fourth Quarter and Fiscal Year End 2013 Financial Results.

99.2	Press release, dated June 16, 2014, regarding NASDAQ listing compliance letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 18, 2014	By:	/s/ Jack W. Kennedy Jr.
		Name:	Jack W. Kennedy Jr.
		Title:	Senior Vice President &
Chief Legal Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated June 13, 2014, regarding Fourth Quarter and Fiscal Year End 2013 Financial Results.

99.2	Press release, dated June 16, 2014, regarding NASDAQ listing compliance letter.